AMENDED AND RESTATED CREDIT AGREEMENT dated as of
January 21, 2002 between ALLIANCE SEMICONDUCTOR CORPORATION ("Alliance"), a Delaware corporation, ALLIANCE SEMICONDUCTOR (S.A.) (PTY) LTD ("Alliance (S.A.)"), a South African corporation (collectively referred to as the "Borrower") and CHINATRUST COMMERCIAL BANK, LTD., New York Branch (the "Bank").

      WHEREAS, the parties hereto have previously entered into the Credit Agreement dated as of November 15, 2001; and

      WHEREAS, the Borrower has requested that the Credit Agreement be amended to provide an additional loan facility; and

      WHEREAS, the Bank is willing to agree to such amendment on the terms and conditions hereinafter set forth; and

      WHEREAS, the parties have agreed to both amend and restate their agreement in this agreement;

      NOW, THEREFORE, for good and valuable consideration the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:


                                    Article I

                        DEFINITIONS AND ACCOUNTING TERMS

      Section 1.01. Defined Terms. As used in this Agreement, the following terms have the following meanings (terms defined in the singular to have the same meaning when used in the plural and vice versa):

      "Additional Note" means the promissory note described in Section 2.05 hereof.

      "Affiliate" means any Person (1) which directly or indirectly controls, or is controlled by, or is under common control with the Borrower or a Subsidiary;
(2) which directly or indirectly beneficially owns or holds ten percent (10%) or more of any class of voting stock of the Borrower or any Subsidiary; or (3) ten percent (10%) or more of the voting stock of which is directly or indirectly beneficially owned or held by the Borrower or a Subsidiary. The term "control" means the possession, directly or indirectly, or the power to direct or cause the direction of the management and policies of a Person, whether through the ownership or voting securities, by contract, or otherwise. Notwithstanding the foregoing, Affiliate shall not include any company in which the Alliance Venture funds have invested.

      "Agreement" means this Amended and Restated Credit Agreement, as amended, supplemented, or modified from time to time.

      "Business Day" means any day other than a Saturday, Sunday, or other day on which commercial banks in New York City are authorized or required to close under the laws of the State of New York and, if the applicable day relates to LIBOR, LIBOR Interest Period, or notice with respect to LIBOR, a day on which dealings in Dollar deposits are also carried on in the London interbank market and banks are open for business in London, England.

      "Capital Lease" means all leases which have been or should be capitalized on the books of the lessee in accordance with GAAP.

      "Code" means the Internal Revenue Code of 1986, as amended from time to time, and the regulations and published interpretations thereof.

      "Collateral" means all property which is subject or is to be subject to the Lien granted by the Pledge Agreement.

      "Commitment" means the Bank's obligation to make Loans to the Borrower up to and including the sum of Forty Six Million Dollars ($46,000,000.00) pursuant to the terms of this Agreement.

      "Commonly Controlled Entity" means an entity, whether or not incorporated, which is under common control with the Borrower within the meaning of Section 414(b) or 414(c) of the Code.

      "Debt" means (1) indebtedness or liability for borrowed money; (2) obligations evidenced by bonds, debentures, notes, or other similar instruments;
(3) obligations for the deferred purchase price of property or services (including trade obligations); (4) obligations as lessee under Capital Leases;
(5) current liabilities in respect of unfunded vested benefits under Plans covered by ERISA; (6) obligations under letters of credit; (7) obligations under acceptance facilities; (8) all guaranties, endorsements (other than for collection or deposit in the ordinary course of business), and other contingent obligations to purchase, to provide funds for payment, to supply funds to invest in any Person or entity, or otherwise to assure a creditor against loss; and (9) obligations secured by any Liens, whether or not the obligations have been assumed.

      "Default" means any of the events specified in Section 7.01, whether or not any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

      "Dollars" and the sign "$" mean lawful money of the United States of America.

      "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations and published interpretations thereof.

      "Escrow Agreement" means the escrow agreement as defined in Section 2.01.

      "Eurocurrency Reserve Requirement" means, for the Loans, for any Interest Period therefor, the daily average of the stated maximum rate (expressed as a decimal) at which reserves (including any marginal, supplemental, or emergency reserves) are required to be maintained during such Interest Period under Regulation D by the Bank against "Eurocurrency Liabilities" (as such terms is used in Regulation D) but without benefit or credit of proration, exemptions, or offsets that might otherwise be available to the Bank from time to time under Regulation D. Without limiting the effect of the foregoing, the Eurocurrency Reserve Requirement shall reflect any other reserves required to be maintained by the Bank against (1) any category of liabilities that includes deposits by reference to which the LIBOR Interest Rate for such Loans are to be determined; or (2) any category of extension of credit or other assets that include such Loans.

      "Event of Default" means any of the events specified in Section 7.01, provided that any requirement for the giving notice, the lapse of time, or both, or any other condition, has been satisfied.

      "GAAP" means generally accepted accounting principles in the United
States.

      "Interest Period" means the period commencing on the date such loan is made and ending, as the Borrower may select, pursuant to Section 2.02, on the numerically corresponding day in the first (1st), second (2nd), or third (3rd) calendar month thereafter, except that each such Interest Period that commences on the last Business Day of a calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Business Day of the appropriate subsequent calendar month; provided that all of the foregoing provisions relating to Interest Periods are subject to the following:
      (a) No Interest Period may extend beyond the Termination Date; and
      (b) If an Interest Period would end on a day that is not a Business Day, such Interest Period shall be extended to the next Business Day unless, such Business Day would fall in the next calendar month, in which event such Interest Period shall end on the immediately preceding Business Day.

      "Lending Office" means the office of the Bank (or of an affiliate of the Bank) designated for such Loan as the Bank may from time to time specify to the Borrower as the office at which its Loans are to be made and maintained.

      "LIBOR Interest Rate" means the rate per annum (rounded upward, if necessary, to the nearest one sixteen of one percent (0.0625%)) determined by the Bank to be equal to the quotient of (1) the London Interbank Offered Rate for such Loan for such Interest Period divided by (2) one minus the Eurocurrency Reserve Requirement for such Interest Period.

      "Lien" means any mortgage, deed of trust, pledge, security interest, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), or preference, priority, or other security agreement or preferential arrangement, charge, or encumbrance of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction to evidence any of the foregoing.)

      "Loan Document(s)" means this Agreement, the Note, the Additional Note, the Supplemental Pledge Agreement and the Escrow Agreement.
      "Loans" means the loans made to the Borrower by the Bank as provided for in this Agreement.

      "London Interbank Offered Rate" applicable to any Interest Period for a Loan means (i) the arithmetic mean (rounded upward, if necessary to the nearest one sixteen of one percent (0.0625%)) of the London Interbank Eurodollar Market offered rates for United States Dollar deposits for the amount of the Loan for the Interest Period selected by the Borrower appearing on the display designated as "Page 3750" on the Telerate Service (or such other page as may replace Page 3750 on that service, or such other service as may be nominated by the British Bankers' Association as the information vendor for the purpose of displaying British Bankers' Association Interest Settlement Rates for Deutsche Mark, U.S. Dollar, European Currency Unit, Sterling, Swiss Franc or Yen deposits), as of 11:00 a.m. (London time) on the date that is two Business Days prior to the first day of the Interest Period of such Loan interest period, (ii) if the foregoing method is not available, the arithmetic mean (rounded upward, if necessary, to the nearest one sixteen of one percent (0.0625%)) of the London Interbank Eurodollar Market offered rates for United States Dollar deposits for the amount of the Loan for the Interest Period selected by the Borrower appearing on the display designated as page "LIBOR" on the Reuter Monitor Money Rates Service (or such other page as may replace the LIBOR page on that service for the purpose of displaying London Interbank Eurodollar Market offered rates of major banks of United States Dollar deposits), as of 11:00 a.m. (London time) on the date that is two Business Days prior to the date that London Interbank Offered Rate is to become effective or adjusted pursuant to this Agreement,
(iii) if neither of the foregoing methods for determining the London Interbank Offered Rate is available, the rate per annum quoted by the London branch of Bank of America, N.A. to the Bank, as of approximately 11:00 a.m. (London time) on the date that is two Business Days prior to the date the London Interbank Offered Rate is to become effective or adjusted pursuant to this Agreement for the offering by such branch to leading banks in the London Interbank Eurodollar Market of United States Dollar deposits for the amount of the Loan for the Interest Period selected, (iv) if none of the foregoing methods for determining the London Interbank Offered Rate is available, such substitute method for determination as the parties hereto may agree, or (v) if such agreement is not reached within a reasonable period of time, a rate reasonably determined by Bank as the rate then being paid by banks of a similar size and credit standing as Bank in the London Interbank Eurodollar Market for United States Dollar deposits for the amount of the Loan for Interest Period. Bank's reasonable determination of the London Interbank Offered Rate in accordance with the provisions of this paragraph shall be conclusive and binding upon Borrower whether or not such deposits are actually acquired by the Bank.

      "Multiemployer Plan" means a Plan described in Section 4001(a)(3) of ERISA.

      "New York Office" means the Bank's office at 366 Madison Avenue, 3rd Floor, New York, New York 10017.

      "Note" means the promissory note described in Section 2.05 hereof.

      "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.
      "Person" means an individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority, or other entity of whatever nature.

      "Plan" means any pension plan which is covered by Title IV of ERISA and in respect of which the Borrower or a Commonly Controlled Entity is an "employer" as defined in Section 3(5) of ERISA.

      "Pledge Agreement" means the pledge agreement between the Borrower and the Bank by which the Borrower pledges to the Bank shares of stock owned by Borrower in United Microelectronics Corp., a Republic of China corporation as security for the Loans.

      "Prohibited Transaction" means any transaction set forth in Section 406 of ERISA or Section 4975 of the Code.

      "Regulation D" means Regulation D of the Board of Governors of the Federal Reserve System as amended or supplemented from time to time.

      "Reportable Event" means any of the events set forth in Section 4043 of ERISA.

      "Subsidiary" means, as to the Borrower, a corporation of which shares of stock having ordinary voting power (other than stock having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation are at the time owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by the Borrower.

      "Termination Date" means February 4, 2003.

      "Wall Street Journal Prime Rate" means the per annum rate of interest published from time to time in The Wall Street Journal (Eastern edition) as the "prime rate" for Dollar commercial loans.

      Section 1.02. Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with GAAP consistent with those applied in the preparation of the financial statements referred to in Section 4.06, and all financial data submitted pursuant to this Agreement shall be prepared in accordance with such principles.


                                   Article II

                          AMOUNT AND TERMS OF THE LOANS

      Section 2.01. Term Loans. The Bank agrees on the terms and conditions set forth in this Agreement, to make loans ("Loans") to the Borrower in a total principal amount equal to the amount of the Commitment, in the amounts and on the dates as follows: (a) on November 15, 2001, in a principal amount of Seventeen Million Five Hundred Thousand Dollars ($17,500,000.00) (the "First Loan Amount") for the purpose of repaying the Borrower's loan from Citibank, N.A., funding the interest reserve referred in section 2.03(4) and for paying the Bank's fees pursuant to this Agreement, (b) on or before December 14, 2001, in a principal amount equal to the amount of the Commitment less the First Loan Amount (the "Second Loan Amount") and (c) on or before February 20, 2002 in the principal amount of Sixteen Million Dollars ($16,000,000.00) (the "Third Loan Amount") for the purpose of repaying the Borrower's loan from NFI of Japan, funding the interest reserve referred in section 2.03(5) and for paying the Bank's fees pursuant to this Agreement Notwithstanding anything to the contrary in this agreement, a portion of the First Loan Amount shall be disbursed to the Bank to fund the interest reserve and the balance shall be disbursed to an escrow account with the Bank, pursuant to the escrow agreement among Borrower, Citibank, N.A. and the Bank (the "Escrow Agreement"), to be held in escrow by the Bank for the purpose of repaying the Borrower's loan from Citibank, N.A., upon Citibank, N.A.'s release of the shares in United Microelectronics Corp. which are currently pledged to it.

      Section 2.02. Notice and Manner of Borrowing. The Borrower shall give the Bank written or telegraphic notice (effective upon receipt) of a request for the Loans under this Agreement, at least two (2) Business Days before each, specifying: (1) the date of such Loan; (2) the amount of such Loan; and (3) the duration of the Interest Period applicable thereto. Not later than 2:00 P.M. (New York City time) on the date of such Loan and upon fulfillment of the applicable conditions set forth in Article III, the Bank will make such Loan available to the Borrower in immediately available funds by wiring the amount thereof to the Borrower's designated account pursuant to its written instructions.

      All notices given under this Section 2.02 shall be irrevocable and shall be given not later than 11:00 A.M. (New York City time) on the day which is not less than two (2) Business Days notice as specified above.

      Section 2.03. Interest. (1) The Borrower shall pay interest to the Bank on the outstanding and unpaid principal amount of the Loans made under this Agreement at a rate equal to the LIBOR Interest Rate plus two and one half percent (2.5%) per annum (the "Standard Interest Rate"). Interest on the Loans shall be paid in immediately available funds at the New York Office on the last day of the Interest Period with respect thereto. Any principal amount not paid when due (at maturity, by acceleration or otherwise) shall bear interest thereafter until paid in full (before as well as after judgment), payable on demand, at a rate per annum equal to the Wall Street Journal Prime Rate plus two percent (2.0%).

      (2) The Borrower may elect a one (1), two (2) or three (3) month duration for the Interest Period by notice thereof to the Bank; provided, however, that
(i) such notice shall be delivered to the Bank at least two (2) Business Days prior to the first day of such Interest Period, and (ii) if the Borrower shall fail to deliver such notice to the Bank in a timely manner as set forth herein, then such Interest Period shall be for a period of one (1) month unless such period would otherwise end after the Termination Date, in which event such Interest Period shall end on the Termination Date.

      (3) Interest on the principal amount of the Loans shall be computed on the basis of a year of three hundred sixty (360) days and actual days elapsed (including the first day but excluding the last) occurring in the period for which payable.

      (4) Notwithstanding anything to the contrary herein, the Bank shall reserve and not disburse from the First Loan Amount a sum equal to the interest that will accrue on the principal amount of the First Loan Amount and Second Loan Amount, at the Standard Interest Rate, for the first one (1) year term of those Loans (the "Interest Reserve"). If the LIBOR Interest Rate increases prior to the Termination Date and the Interest Reserve is insufficient to make the future interest payments, the Borrower shall, upon request of the Bank, deposit additional funds with the Bank towards the Interest Reserve. The Bank shall debit the Interest Reserve on the last day of each Interest Period for the amount of the interest owed to it for such Interest Period. The Interest Reserve shall bear interest at the Bank's money market rate for deposits of more than $100,000.00, which interest will be paid monthly to the Borrower.

      (5) Notwithstanding anything to the contrary herein, the Bank shall reserve and not disburse from the Third Loan Amount a sum equal to the interest that will accrue on the principal amount of the Third Loan Amount, at the Standard Interest Rate, for the first one (1) year term of said Loan (the "Additional Interest Reserve"). If the LIBOR Interest Rate increases prior to the Termination Date and the Additional Interest Reserve is insufficient to make the future interest payments, the Borrower shall, upon request of the Bank, deposit additional funds with the Bank towards the Additional Interest Reserve. The Bank shall debit the Additional Interest Reserve on the last day of each Interest Period for the amount of the interest owed to it for such Interest Period. The Additional Interest Reserve shall bear interest at the Bank's money market rate for deposits of more than $100,000.00, which interest will be paid monthly to the Borrower.

      (6) Anything in this Agreement, the Note or Additional Note to the contrary notwithstanding, the obligation of the Borrower to make payments of interest shall be subject to the limitation that payments of interest shall not be required to be made to the Bank to the extent that the Bank's receipt thereof would not be permissible under the law or laws applicable to the Bank limiting rates of interest which may be charged or collected by the Bank. Any such payment which if received would be excessive interest shall be applied to the reduction of the principal amount owing. And any such payments of interest which are not made as a result of the limitation referred to above shall be made by the Borrower to the Bank on the earliest interest payment date or dates on which the receipt thereof would be permissible under the laws applicable to the Bank limiting rates of interest which may be charged or collected by the Bank. Such deferred interest shall not bear interest.

      Section 2.04. Fees. (1) The Borrower agrees to pay to the Bank a facility fee, on November 15, 2001, of one and one half percent (1.5%) of the First Loan Amount and Second Loan Amount, that is, Four Hundred Fifty Thousand Dollars ($450,000.00).

      (2) The Borrower agrees to pay to the Bank a facility fee, on the date of disbursement of the Third Loan Amount, of one and one half percent (1.5%) of such amount, that is, Two Hundred Forty Thousand Dollars ($240,000.00).

      Section 2.05. The Note. (1) The Loans, of the First Loan Amount and Second Loan Amount, made by the Bank under this Agreement shall be evidenced by, and repaid with interest in accordance with, a single promissory note of the Borrower (the "Note") in substantially the form of Exhibit A, duly completed, dated as of November 15, 2001, and payable to the Bank for the account of the applicable Lending Office, such Note to represent the obligation of the Borrower to repay the aforementioned Loans. The Bank is hereby authorized by the Borrower to endorse on the schedule attached to the Note or to keep separate records of such Loans made to the Borrower and all payments of principal amounts in respect of such Loans, which endorsements or records shall, in the absence of manifest error, be conclusive as to the outstanding balance of such Loans made by the Bank; provided, however, that the failure to make such notation or record with respect to such Loan or renewal, or payment shall not limit or otherwise affect the obligations of the Borrower under this Agreement or the Note.

      (2) The Loan, of the Third Loan Amount, made by the Bank under this Agreement shall be evidenced by, and repaid with interest in accordance with, a single promissory note of the Borrower (the "Additional Note") in substantially the form of Exhibit B, duly completed, dated as of the date of this Agreement, and payable to the Bank for the account of the applicable Lending Office, such Additional Note to represent the obligation of the Borrower to repay the aforementioned Loan. The Bank is hereby authorized by the Borrower to endorse on the schedule attached to the Additional Note or to keep separate records of such Loan made to the Borrower and all payments of principal amounts in respect of such Loan, which endorsements or records shall, in the absence of manifest error, be conclusive as to the outstanding balance of such Loan made by the Bank; provided, however, that the failure to make such notation or record with respect to such Loan or renewal, or payment shall not limit or otherwise affect the obligations of the Borrower under this Agreement or the Additional Note.

      (3) On the Termination Date, the unpaid principal amount of the Note shall be repaid in full along with any other sums then due and owing to the Bank (with the exception of sum owed in connection with the Third Loan Amount.

      (4) On the Termination Date, the unpaid principal amount of the Additional Note shall be repaid in full along with any other sums then due and owing to the Bank.

      Section 2.06. Prepayments. The Borrowers may, upon at least two (2) Business Days' irrevocable notice to the Bank, prepay the Note or Additional
Note in whole or in part with accrued interest to the date of such prepayment on the amount prepaid, provided that (1) each partial prepayment shall be in a principal amount of not less than Two Million Dollars ($2,000,000.00); (2) the Borrower simultaneously pay a prepayment penalty of one percent (1%) of the amount of the prepayment; and (3) pay any reasonable loss, cost, or expense to the Bank as a result of the prepayment in accordance with Section 2.13 of this Agreement.

      Section 2.07. Method of Payment. The Borrower shall make each payment under this Agreement and under the Note and Additional Note not later than 11:00 A.M. (New York City time) on the date due in lawful money of the United States to the Bank at its New York Office for the account of the applicable Lending Office in immediately available funds. The Borrower hereby authorizes the Bank, if and to the extent payment is not made when due under this Agreement or under the Note or Additional Note, to charge from time to time against any account of the Borrower with the Bank any amount so due. Whenever any payment to be made under this Agreement, under the Note or Additional Note shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of the payment of interest and the commitment fee, as the case may be, except, if the result of such extension would be to extend such payment into another calendar month, such payment shall be made on the immediately preceding Business Day.

      Section 2.08. Use of Proceeds. The proceeds of the Loans of the First Loan Amount and Second Loan Amount hereunder shall be used by the Borrower to refinance its existing indebtedness to Citibank, N.A. and for working capital purposes. The proceeds of the Loan of the Third Loan Amount hereunder shall be used by the Borrower to refinance its existing indebtedness to NFI of Japan. The Borrower will not, directly or indirectly, use any part of such proceeds for the purpose of purchasing or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System or to extend credit to any Person for the purpose of purchasing or carrying any such margin stock, or for any purpose which violates, or in inconsistent with, Regulation X of such Board of Governors.

      Section 2.09. Illegality. Notwithstanding any other provision in this Agreement, if the Bank determines that any applicable law, rule, or regulation, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank, or comparable agency charged with the interpretation or administration thereof, or compliance by the Bank (or its Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central bank, or comparable agency shall make it unlawful or impossible for the Bank (or its Lending Office) to (1) maintain its commitment, then upon notice to the Borrower by the Bank the commitment of the Bank shall terminate; or (2) maintain or fund its Loans, then upon notice to the Borrower by the Bank the outstanding principal amount of the Loans, together with interest accrued thereon, and any other amounts payable to the Bank under this Agreement shall be repaid (a) immediately upon demand of the Bank if such change or compliance with such request, in the judgment of the Bank, requires immediate repayment; or (b) at the expiration of the last Interest Period to expire before the effective date of any such change or request.

      Section 2.10. Disaster. Notwithstanding anything to the contrary herein, if the Bank reasonably determines (which determination shall be conclusive) that:

      (1) Quotations of interest rates for the relevant deposits referred to in the definition of LIBOR Interest Rate are not being provided in the relevant amounts or for the relative maturities for purposes of determining the rate of interest on a LIBOR as provided in this Agreement; or

      (2) The relevant rates of interest referred to in the definition of LIBOR Interest Rate upon the basis of which the rate of interest for any such type of loan is to be determined do not accurately cover the cost to the Bank of making or maintaining such type of Loan; then the Bank shall forthwith give notice thereof to the Borrower, whereupon (a) the obligation of the Bank to make Loans shall be suspended until the Bank notifies the Borrower that the circumstances giving rise to such suspension no longer exist; and (b) the Standard Interest Rate shall be amended to be based upon an alternative interest rate index reference commercially accepted in the finance industry, which reference shall be mutually and reasonably agreed upon by the parties hereto.

      Section 2.11. Increased Cost. Increased Cost. The Borrower shall pay to the Bank from time to time such amounts as the Bank may reasonably determine to be necessary to compensate the Bank for any costs incurred by the Bank which the Bank reasonably determines are attributable to its making or maintaining any Loans hereunder or its obligation to make any such Loans hereunder, or any reduction in any amount receivable by the Bank under this Agreement, the Note or Additional Note in respect of any Loans or such obligation (such increases in costs and reductions in amounts receivable being herein called "Additional Costs"), resulting from any change after the date of this Agreement in U.S. federal, state, municipal, or foreign laws or regulations (including Regulation
D), or the adoption or making after such date of any interpretations, directives, or requirements applying to a class of banks including the Bank of or under any U.S. federal, state, municipal, or any foreign laws or regulations (whether or not having the force of law) by any court or governmental or monetary authority charged with the interpretation or administration thereof ("Regulatory Change"), which: (1) changes the basis of taxation of any amounts payable to the Bank under this Agreement, the Note or the Additional Note in respect of any of the Loans (other than taxes imposed on the overall net income of the Bank or of its Lending Office for any of such Loans by the jurisdiction where the New York Office or such Lending Office is located); or (2) imposes or modifies any reserve, special deposit, compulsory loan, or similar requirements relating to any extensions of credit or other assets of, or any deposits with or other liabilities of, the Bank (including any of such Loans or any deposits referred to in the definition of LIBOR Interest Rate); or (3) imposes any other condition materially affecting this Agreement, the Note or Additional Note (or any of such extensions of credit or liabilities) in an adverse manner. The Bank will notify the Borrower in writing of any event occurring after the date of this Agreement which will entitle the Bank to compensation pursuant to this
Section 2.11 as promptly as practicable after it obtains knowledge thereof and determines to request such compensation. The Borrower shall have thirty (30) days after the receipt of such written notice to remit such additional compensation to the Bank.

      Determinations by the Bank for purposes of this Section 2.11 of the effect of any Regulatory Change on its costs of making or maintaining Loans or on amounts receivable by it in respect of Loans, and of the additional amounts required to compensate the Bank in respect of any Additional Costs, shall be conclusive, provided that such determinations are made on a reasonable basis.

      Section 2.12. Risk-Based Capital.

      In the event the Bank determines that (1) compliance with any judicial, administrative, or other governmental interpretation of any law or regulation or
(2) compliance by the Bank or any corporation controlling the Bank with any guideline or request from any central bank or other governmental authority (whether or not having the force of law) has the effect of requiring an increase on the amount of capital required or expected to be maintained by the Bank or any corporation controlling the Bank, and the Bank determines that such increase is based upon its obligations hereunder, and other similar obligations, the Borrower shall pay to the Bank such additional amount as shall be certified by the Bank to be the amount allocable to the Bank's obligations to the Borrower hereunder. The Bank will notify the Borrower in writing of any event occurring after the date of this Agreement that will entitle the Bank to compensation pursuant to this Section 2.12 as promptly as practicable after it obtains knowledge thereof and determines to request such compensation. The Borrower shall have thirty (30) days after the receipt of such written notice to remit such additional compensation to the Bank.

      Determinations by the Bank for purposes of this Section 2.12 of the effect of any increase in the amount of capital required to be maintained by the Bank and of the amount allocable to the Bank's obligations to the Borrower hereunder shall be conclusive, provided that such determinations are made on a reasonable basis.

      Section 2.13. Funding Loss Indemnification. The Borrower shall pay to the Bank, upon the request of the Bank, such amount or amounts as shall be sufficient (in the reasonable opinion of the Bank) to compensate it for any loss, cost, or expense incurred as a result of:

(1) Any payment of a Loan on a date other than the last day of the Interest Period for such Loan including, but not limited to, acceleration of the Loans by the Bank pursuant to Section 7.01; or

(1) Any failure by the Borrower to borrow on the date for borrowing specified in the relevant notice under Section 2.02.



                                   Article III

                              CONDITIONS PRECEDENT

      Section 3.01. Conditions Precedent to Initial Loan. The obligation of the Bank to make the initial Loan to the Borrower is subject to the conditions precedent that the Bank shall have received on or before the day of such Loan each of the following, in form and substance satisfactory to the Bank and its counsel:

      (1) Note. The Note duly executed by the Borrower;

      (2) Pledge  Agreement.  The Pledge  Agreement duly executed by the
Borrower;

      (3) Evidence of all corporate action by Alliance Semiconductor Corporation. Certified (as of the date of this Agreement) copies of all corporate action taken by Alliance, including resolutions of its Board of Directors, authorizing the execution, delivery, and performance of the Loan Documents to which it is a party and each other document to be delivered pursuant to this Agreement;

      (4) Incumbency and signature certificate of Alliance Semiconductor Corporation. A certificate (dated as of the date of this Agreement) of the Secretary of Alliance certifying the names and true signatures of the officers of Alliance authorized to sign the Loan Documents to which it is a party and each other document to be delivered by the corporation pursuant to this Agreement;

      (5) Evidence of all corporate action by Alliance Semiconductor (S.A.) (Pty) Ltd Corporation. Certified (as of the date of this Agreement) copies of all corporate action taken by Alliance (S.A.), including resolutions of its Board of Directors, authorizing the execution, delivery, and performance of the Loan Documents to which it is a party and each other document to be delivered pursuant to this Agreement;

      (6) Incumbency and signature certificate of Alliance Semiconductor (S.A.) (Pty) Ltd. A certificate (dated as of the date of this Agreement) of the Secretary or appropriate official of Alliance (S.A.) certifying the names and true signatures of the officers of the Alliance (S.A.) authorized to sign the Loan Documents to which it is a party and each other document to be delivered pursuant to this Agreement;

      (7) Opinion of general counsel for Borrower. A favorable opinion of Bradley Perkins general counsel of the Borrower, addressed to the Bank as to such other matters as the Bank may reasonably request;

      (8) Opinion of Republic of China counsel for Borrower. A favorable opinion of Baker & McKenzie, Republic of China counsel to the Borrower, addressed to the Bank, to the effect that the Pledge Agreement is in proper form under applicable laws of the Taiwan, Republic of China and the provisions thereof are effective to create a valid first lien on and security interest in favor of the Bank in all of the collateral described therein, in form and substance satisfactory to the Bank; and

      (9) Opinion of South Africa counsel for Borrower. A favorable opinion of South African counsel of the Borrower, addressed to the Bank as to such other matters as the Bank may reasonably request.

      Section 3.02. Conditions Precedent to All Loans. The obligation of the Bank to make each Loan (including the initial Loan) shall be subject to the further conditions precedent that on the date of such Loan:

      (1) The following statements shall be true and the Bank shall have received a certificate signed by a duly authorized officer of Borrower dated the date of such Loan, stating that:

           (a) The representation and warranties contained in Article IV of this Agreement, and in Section 3 of the Pledge Agreement, are correct on and as of the date of such Loan as though made on and as of such date; and

           (b) No Default or Event of Default has occurred and is continuing, or would result from such loan; and

      (2) The Bank shall have received such other approvals, opinions, or documents as the Bank may reasonably request.

      Section 3.03. Conditions Precedent to the Second Loan. The pledge pursuant to the Pledge Agreement shall have been effected and be in full force and effect.

      Section 3.04. Conditions Precedent to the Third Loan. The obligation of the Bank to make the Loan of the Third Loan Amount to the Borrower is subject to the conditions precedent that the Bank shall have received on or before the day of such Loan each of the following, in form and substance satisfactory to the Bank and its counsel:

      (1) Note. The Additional Note duly executed by the Borrower;

      (2) Pledge Agreement. The Supplemental Pledge Agreement duly executed by the Borrower;

      (3) Evidence of all corporate action by Alliance Semiconductor Corporation. Certified (as of the date of this Agreement) copies of all corporate action taken by Alliance, including resolutions of its Board of Directors, authorizing the execution, delivery, and performance of the Loan Documents to which it is a party and each other document to be delivered pursuant to this Agreement;

      (4) Evidence of all corporate action by Alliance Semiconductor (S.A.) (Pty) Ltd Corporation. Certified (as of the date of this Agreement) copies of all corporate action taken by Alliance (S.A.), including resolutions of its Board of Directors, authorizing the execution, delivery, and performance of the Loan Documents to which it is a party and each other document to be delivered pursuant to this Agreement;



                                   Article IV

                         REPRESENTATIONS AND WARRANTIES

      The Borrower represents and warrants to the Bank that:

      Section 4.01. Incorporation, Good Standing, and Due Qualification. Borrower is a corporation duly incorporated, validly existing, and in good standing under the laws of the jurisdiction of its incorporation; has the corporate power and authority to own its assets and to transact the business in which it is now engaged or proposed to be engaged in; and is duly qualified as a foreign corporation and in good standing under the laws of each other jurisdiction in which such qualification is required, except where the failure to do so would not have a material adverse effect on the Borrower.

      Section 4.02. Corporate Power and Authority. The execution, delivery, and performance by the Borrower of the Loan Documents to which it is a party have been duly authorized by all necessary corporate action and does not and will not
(1) require any consent or approval of its stockholders; (2) contravene its charter or bylaws; (3) to its knowledge, violate any provision of law, rule, regulation (including, without limitation, Regulations U and X of the Board of Governors of the Federal Reserve System), order, writ, judgment, injunction, decree, determination, or award presently in effect having applicability to it;
(4) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease, or instrument to which it is a party or by which it or its properties may be bound or affected; and (5) to its knowledge, cause it to be in default under any such law, rule, regulation, order, writ, judgment, injunction, decree, determination, or award or any such indenture, agreement, lease, or instrument.

      Section 4.03. Legally Enforceable Agreement. This agreement is, and each of the other Loan Documents when delivered under this Agreement will be, legal, valid, and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms, except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency, and other similar laws affecting creditors' rights generally.

      Section 4.04. Financial Statements. The consolidated and consolidating balance sheets of the Borrower as of March 31, 2001, and the related consolidated and consolidating statements of income and retained earnings of the Borrower for the fiscal year then ended, and the accompanying footnotes, together with the opinion thereon, dated April 25, 2001of their independent certified public accountants, and the interim consolidated and consolidating balance sheet of the Borrower as of June 30, 2001, and the related consolidated and consolidating statement of income and retained earnings for the three (3) month period then ended, copies of which have been furnished to the Bank, are complete and correct and fairly present the financial condition of the Borrower as at such dates and the results of the operations of the Borrower for the periods covered by such statements, all of accordance with GAAP consistently applied (subject to year-end adjustments in the case of the interim financial statements), and since such dates, there has been no material adverse change in the condition (financial or otherwise), business, or operations of the Borrower. To its knowledge there are no liabilities of the Borrower, fixed or contingent, which are not reflected in the financial statements or in the notes thereto, other than liabilities arising in the ordinary course of business since the date thereof and liabilities which do not have a material adverse affect on the Borrower. No information, exhibit, or report furnished by the Borrower to the Bank in connection with the negotiation of this Agreement contained any material misstatement of fact or omitted to state a material fact or any fact necessary to make the statement contained therein not materially misleading.

      Section 4.05. Labor Disputes and Acts of God. Neither the business nor the properties of the Borrower or any Subsidiary are affected by any fire, explosion, accident, strike, lockout, or other labor dispute, drought, storm, hail, earthquake, embargo, act of God or of the public enemy, or other casually (whether or not covered by insurance), materially and adversely affecting such business or properties or the operation of the Borrower or such Subsidiary.

      Section 4.06. Other Agreements. Neither the Borrower nor any Subsidiary is a party to any indenture, loan, or credit agreement, or to any lease or other agreement or instrument or subject to any charter or corporate restriction which could have a material adverse effect on the business, properties, assets, operations, or conditions, financial or otherwise, of the Borrower or any Subsidiary, or the ability of the Borrower to carry out its obligations under the Loan Documents to which it is a party. Neither the Borrower nor any Subsidiary is in default in any respect in the performance, observance, or fulfillment of any of the obligations, covenants, or conditions contained in any agreement or instrument material to its business to which it is a party.

      Section 4.07. Litigation. To its knowledge, there is no pending or threatened action or proceeding against or affecting the Borrower or any of its Subsidiaries before any court, governmental agency, or arbitrator, which may, in any one case or in the aggregate, materially adversely affect the financial condition, operations, properties, or business of the Borrower or any Subsidiary or the ability of the Borrower to perform its obligation under the Loan Documents to which it is a party.

      Section 4.08. No Defaults on Outstanding Judgments or Orders. The Borrower and its Subsidiaries have satisfied all judgments, and, to their knowledge, neither the Borrower nor any Subsidiary is in default with respect to any judgment, writ, injunction, decree, rule, or regulation of any court, arbitrator, or federal, state, municipal, or other governmental authority, commission, board, bureau, agency, or instrumentally domestic or foreign.

      Section 4.09. Ownership and Liens. The Borrower and each Subsidiary have title to, or valid leasehold interests in, all of their properties and assets, real and personal, including the properties and assets and leasehold interest reflected in the financial statements referred to in Section 4.06. (other than any properties or assets disposed of in the ordinary course of business), and none of the properties and assets owned by the Borrower or any Subsidiary and none of their leasehold interests is subject to any Lien, except such as may be permitted pursuant to Section 6.01 of this Agreement.

      Section 4.10. Subsidiaries and Ownership of Stock. The Borrower has provided the Bank with a complete and accurate list of the Subsidiaries of the Borrower, showing the jurisdiction of organization of each and showing the percentage of the Borrower's ownership in each Subsidiary. All of the outstanding stock/interest of each such Subsidiary has been validly issued, is fully paid and nonassessable, and is owned by the Borrower free and clear of all Liens.

      Section 4.11. ERISA. To its knowledge, the Borrower and each Subsidiary are in compliance in all material respects with all applicable provisions of ERISA. To their knowledge: neither a Reportable Event nor a Prohibited Transaction has occurred and is continuing with respect to any Plan; no notice of intent to terminate a Plan has been filed nor has any Plan been terminated; no circumstances exist which constitute grounds entitling the PBGC to institute proceedings to terminate, or appoint a trustee to administer, a Plan; nor has the PBGC instituted any such proceedings; neither the Borrower nor any Commonly Controlled Entity has completely or partially withdrawn from a Multiemployer Plan; the Borrower and each Commonly Controlled Entity have met their minimum funding requirements under ERISA with respect to all of their Plans and the present value of all vested benefits under each Plan does not exceed the fair market value of all Plan assets allocable to such benefits, as determined on the most recent valuation date of the Plan and in accordance with the provisions of ERISA; and neither the Borrower nor any Commonly Controlled Entity has incurred any liability to the PBGC under ERISA.

      Section 4.12. Operation of Business. To their knowledge, the Borrower and its Subsidiaries possess all licenses, permits, franchises, patents, copyrights, trademarks, and trade names, or rights thereto, to conduct their respective businesses substantially as now conducted and as presently proposed to be conducted, and, to their knowledge, the Borrower and its Subsidiaries are not in violation of any valid rights of others with respect to any of the foregoing.

      Section 4.13. Taxes. The Borrower and each of its Subsidiaries have filed all tax returns (federal, state, and local) required to be filed, except those disputed in good faith, and have paid all taxes, assessments, and governmental charges and levies thereon to be due, including interest and penalties.

      Section 4.14. Debt. The Borrower has provided the Bank with a complete and correct list of all credit agreements, indentures, purchase agreements, guaranties, Capital Leases, and other investments, agreements, and arrangements presently in effect providing for or relating to extensions of credit (including agreements and arrangements for the issuance of letters of credit or for acceptance financing) in respect of which the Borrower or any Subsidiary is in any manner directly or contingently obligated; and the maximum principal or face amounts of the credit in question, outstanding or to be outstanding, are correctly stated, and all Liens of any nature given or agreed to be given as security therefor are correctly described or indicated in such list.

      Section 4.15. Environment. To their knowledge, the Borrower and each Subsidiary have duly compiled with, and their businesses, operations, assets, equipment, property, leaseholds or other facilities are in compliance with, the provisions of all federal, state and local environmental, health and safety laws, codes and ordinances, and all rules and regulations promulgated thereunder. Except where the failure to do so would not result in a material adverse effect to the Borrower or any Subsidiary, the Borrower and each Subsidiary have been issued and will maintain all required federal, state, and local permits, licenses, certificates and approvals relating to (1) air emissions; (2) discharges to surface water or groundwater; (3) noise emissions;
(4) solid or liquid waste disposal; (5) the use, generation, storage, transportation, or disposal of toxic or hazardous substances or wastes (intended hereby and hereafter to include any and all such materials listed in any federal, state, or local law, code or ordinance and all rules and regulations promulgated thereunder as hazardous or potentially hazardous); or (6) other environmental, health, or safety matters. Neither the Borrower nor any Subsidiary has received notice of, or knows of facts which might constitute any violations of any federal, state, or local environmental, health, or safety laws, codes or ordinances and any rules or regulations promulgated thereunder with respect to its businesses, operations, assets, equipment, property, leaseholds, or other facilities. Except in accordance with a valid governmental permit, license, certificate or approval, to Borrower's knowledge there has been no emission, spill, release, or discharge into or upon (1) the air; (2) soils, or any improvements located thereon; (3) surface water or groundwater; or (4) the sewer, septic system or waste treatment, storage or disposal system servicing the premises of any toxic or hazardous substances or wastes at or from the premises; and accordingly, to their knowledge, the premises of Borrower and its Subsidiaries are free of all such toxic or hazardous substances or wastes. To Borrower's knowledge, there has been no complaint, order, directive, claim, citation, or notice by any governmental authority or any person or entity with respect to (1) air emissions; (2) spills, releases, or discharges to soils or improvements located thereon, surface water, groundwater or the sewer, septic system or waste treatment, storage or disposal systems servicing the premises;
(3) noise emissions; (4) solid or liquid waste disposal; (5) the use, generation, storage, transportation, or disposal of toxic or hazardous substances or waste; or (6) other environmental, health, or safety matters affecting the Borrower or its business, operations, assets, equipment, property, leaseholds, or other facilities. Neither the Borrower nor its Subsidiaries have any material indebtedness, obligation or liability, absolute or contingent, matured or not matured, with respect to the storage, treatment, cleanup, or disposal of any solid wastes, hazardous wastes, or other toxic or hazardous substances (including without limitation any such indebtedness, obligation, or liability with respect to any current regulation, law, or statute regarding such storage, treatment, cleanup, or disposal).



                                    Article V

                              AFFIRMATIVE COVENANTS

      So long as the Note or Additional Note shall remain unpaid or the Bank shall have any Commitment under this Agreement, the Borrower will:

      Section 5.01. Maintenance of Existence. Preserve and maintain, and cause each Subsidiary to preserve and maintain, its existence and good standing in the jurisdiction of its formation, and quality and remain qualified, and cause each Subsidiary to qualify, as a foreign organization in each jurisdiction in which such qualification is required, except where the failure to do so would not have a material adverse effect.

      Section 5.02. Maintenance of Records. Keep, and cause each Subsidiary to keep, adequate records and books of account, in which complete entries will be made in accordance with GAAP consistently applied, reflecting all financial transactions of the Borrower and its Subsidiaries.

      Section 5.03. Maintenance and Properties. Maintain, keep, and preserve, and cause each Subsidiary to maintain, keep, and preserve, all of its properties (tangible and intangible) necessary or useful in the proper conduct of its business in good working order and condition, ordinary wear and tear excepted.

      Section 5.04. Conduct of Business. Continue, and cause each Subsidiary to continue, to engage in the same general business manner as conducted by it on the date of this Agreement.

      Section 5.05. Maintenance of Insurance. Maintain, and cause each Subsidiary to maintain, insurance with financially sound and reputable insurance companies or associations in such amounts and covering such risks as are usually carried by companies engaged in the same or a similar business and similarly situated, which insurance may provide for reasonable deductibility from coverage thereof.

      Section 5.06. Compliance With Laws. Comply, and cause each Subsidiary to comply, in all material respects with all applicable laws, rules, regulations, and orders, such compliance to include, without limitations, paying before the same become delinquent all taxes, assessments, and governmental charges imposed upon it or upon its property, except those contested in good faith.

      Section 5.07. Right of Inspection. At any reasonable time and from time to time, permit the Bank or any agent or representative thereof to examine and make copies of and abstracts from the records and books of account of, and visit the properties of, the Borrower and any Subsidiary, and to discuss the affairs, finances, and accounts of the Borrower and any Subsidiary with any of their respective officers and directors and the Borrower's independent accountants.

      Section 5.08. Reporting Requirements. Furnish to the Bank:

      (1) Quarterly financial statements. As soon as available and in any event on or prior to the deadlines imposed by the Securities and Exchange Commission for the timely filing of quarterly financial statements (including applicable extensions), consolidated and consolidating balance sheets of the Borrower and its Subsidiaries as of the end of such quarter, consolidated and consolidating statements of income and retained earnings of the Borrower and its Subsidiaries for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, and consolidated and consolidating statements of changes in financial position of the Borrower and its Subsidiaries for the portion of the fiscal year ended with the last day of such quarter, all in reasonable detail and stating in comparative form the respective figures for the corresponding date and period in the previous fiscal year and all prepared in accordance with GAAP consistently applied;

      (2) Audited annual financial statements. As soon as available and in any event on or prior to the deadlines imposed by the Securities and Exchange Commission for the timely filing of annual financial statements (including applicable extensions), consolidated and consolidating balance sheets of the Borrower and its Subsidiaries as of the end of such fiscal year, and consolidated and consolidating statements of income and retained earnings of the Borrower and its Subsidiaries for such fiscal year, and consolidated and consolidating statements of changes in financial position of the Borrower and its Subsidiaries for such fiscal year, all in reasonable detail and stating in comparative form the respective figures for the corresponding date and period in the prior fiscal year and all prepared in accordance with GAAP consistently applied and as to the consolidated statements audited and accompanied by an opinion thereon acceptable to the Bank by independent accountants selected by the Borrower and acceptable to the Bank;

      (3) Management letters. Promptly upon receipt thereof, copies of any reports submitted to the Borrower or any Subsidiary by independent certified public accountants in connection with examination of the financial statements of the Borrower or any Subsidiary made by such accountants;

      (4) Certificate of no Default. Within forty five (45) days after the end of each of the quarters of each fiscal year of the Borrower, a certificate of the chief financial officer of the Borrower (a) certifying that to the best of his knowledge no Default or Event of Default has occurred and is continuing, or if a Default or Event or Default has occurred and is continuing, a statement a to the nature thereof and the action which is proposed to be taken with respect thereto; and (b) with computations demonstrating compliance with the covenant contained in Section 5.10;

      (5) Notice of litigation. Promptly after the commencement thereof, notice of all actions, suits, and proceedings before any court or governmental department, commission, board, bureau, agency, or instrumentality, domestic or foreign, affecting the Borrower or any Subsidiary which, if determined adversely to the Borrower or such Subsidiary, could have a material adverse effect on the financial condition, properties, or operations of the Borrower or such Subsidiary;

      (6) Notice of Defaults and Events of Default. As soon as possible and in any event within three (3) days after the occurrence of each Default or Event of Default, a written notice setting forth the details of such Default or Event of Default and the action which is proposed to be taken by the Borrower with respect thereto;

      (7) ERISA reports. As soon as possible, and in any event within thirty
(30) days after the Borrower knows that any circumstances exist that constitute grounds entitling the PBGC to institute proceedings to terminate a Plan subject to ERISA with respect to the Borrower or any Commonly Controlled Entity, and promptly but in any event within two (2) Business Days of receipt by the borrower or any Commonly Controlled Entity of notice that the PBGC intends to terminate a Plan or appoint a trustee to administer the same, and promptly but in any event within five (5) Business Days of the receipt of notice concerning the imposition of withdrawal liability with respect to the Borrower or any Commonly Controlled Entity, the Borrower will deliver to the Bank a certificate of the chief financial officer of the Borrower setting forth all relevant details and the action which the Borrower proposes to take with respect thereto;

      (8) Reports to other creditors. Promptly after the furnishing thereof, copies of any statement or report furnished to any party pursuant to the terms of any indenture, loan, credit, or similar agreement and not otherwise required to be furnished to the Bank pursuant to any other clause of this Section 5.08;

      (9) Proxy statements, etc. Promptly after the sending or filing thereof, copies of all proxy statements, financial statements, and reports which the Borrower or any Subsidiary send to its stockholders, and copies of all regular, periodic, and special reports, and all registration statements which the Borrower or any Subsidiary files with the Securities and Exchange Commission or any governmental authority which may be substituted therefor, or with any national securities exchange; and

      (10) General Information. Such other information respecting the condition or operations, financial or otherwise, of the Borrower or any Subsidiary as the Bank may from time to time reasonably request.

      Section 5.09. Environment. Be and remain, and cause each Subsidiary to be and remain, in compliance with the provisions of all federal, state and local environmental, health and safety laws, codes and ordinances, and all rules and regulations issued thereunder, except where the failure to do so would not have a material adverse effect; notify the Bank immediately of any notice of a hazardous discharge or environmental complaint received from any governmental agency or any other party; notify the Bank immediately of any hazardous discharge from of affecting its premises; immediately contain and remove the same, in compliance with all applicable laws; promptly pay any fine or penalty assessed in connection therewith; permit the Bank to inspect the premises, to conduct tests thereon, and to inspect all books, correspondence and records pertaining thereto; and at the Bank's request, and at the Borrower's expense, provide a report of a qualified environmental engineer, satisfactory in scope, form, and content to the Bank, and such other and further assurances reasonably satisfactory to the Bank that the condition has been corrected.

      Section 5.10. Quarterly Current Ratio. The Borrower will maintain at all times a ratio of current assets to current liabilities of not less than one to one, as determined on a quarterly basis.


                                   Article VI

                               NEGATIVE COVENANTS

      So long as the Note or Additional Note shall remain unpaid or the Bank shall have any commitment under this Agreement, the Borrower will not:

      Wind up, liquidate or dissolve itself, reorganize, merge or consolidate with or into, or convey, sell, assign, transfer, lease, or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to any Person, or acquire all or substantially all of the assets or the business of any Person, or permit any Subsidiary to do so, except that (1) any Subsidiary may merge it or transfer assets to the Borrower and (2) any Subsidiary may merge into or consolidate with or transfer assets to any other Subsidiary.



                                   Article VII

                                EVENTS OF DEFAULT

      Section 7.01. Events of Default. If any of the following events shall occur:

      (1) The Borrower shall fail to pay the principal of, or interest on, the Note, Additional Note, or any amount of a commitment or other fee, as and when due and payable;

      (2) Any representation or warranty made or deemed made by the Borrower in this Agreement or the Pledge Agreement, Supplemental Pledge Agreement or which is contained in any certificate, document, opinion, or financial or other statement furnished at any time under or in connection with any Loan Document shall prove to have been incorrect, incomplete, or misleading in any material respect on or as of the date made or deemed made;

      (3) The Borrower shall fail to perform or observe any term, covenant, or agreement contained in Articles V, or VI, hereof;

      (4) The Borrower or any of its Subsidiaries shall (a) fail to pay any indebtedness for borrowed money (other than the Note or Additional Note) of Borrower or such Subsidiary, as the case may be, or any interest or premium thereon, when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise); or (b) fail to perform or observe any term, covenant, or condition on its part to be performed or observed under any agreement or instrument relating to any such indebtedness, when required to be performed or observed, if the effect of such failure to perform or observe is to accelerate, or to permit the acceleration of after the giving of notice or passage of time, or both, the maturity of such indebtedness, whether or not such failure to perform or observe shall be waived by the holder of such indebtedness, or any such indebtedness shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof;

      (5) The Borrower or any of its Subsidiaries (a) shall admit in writing its inability to pay its debts as they become due; or (b) shall make an assignment for the benefit of creditors, or petition or apply to any tribunal for the appointment of a custodian, receiver, or trustee for it or a substantial part of its assets; or (c) shall commence any proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution, or liquidation law or statute of any jurisdiction, whether now or hereafter in effect; or (d) shall have had any such petition or application filed or any such proceeding commenced against it in which an order for relief is entered or an adjudication or appointment is made, and which remains undismissed for a period of sixty (60) days or more; or (e) shall take any corporate action indicating its consent to, approval of, or acquiescence in any such petition, application, proceeding, or order for relief or the appointment of a custodian, receiver, or trustee for all or any substantial part of its properties; or (f) shall suffer any such custodianship, receivership, or trusteeship to continue undischarged for a period of sixty (60) days or more;

      (6) One or more judgments, decrees, or orders for the payment of money in excess of One Million Dollars ($1,00,000.00), not including any sum that Borrower reasonably expects to be paid by one or more insurance policies of Borrower, shall be rendered against the Borrower or any of its Subsidiaries, and such judgments, decrees, or orders shall continue unsatisfied and in effect for a period of thirty (30) consecutive days without being vacated, discharged, satisfied, or stayed or bonded pending appeal;

      (7) The Pledge Agreement or Supplemental Pledge Agreement shall at any time after its execution and delivery and for any reason cease (a) to create a valid and perfected first priority security interest in and to the property purported to be subject to such Pledge Agreement or Supplemental Pledge Agreement; or (b) to be in full force and effect or shall be declared null and void, or the validity or enforceability thereof shall be contested by the Borrower, or the Borrower shall deny it has further liability or obligation under the Pledge Agreement or Supplemental Pledge Agreement, or the Borrower shall fail to perform any of its obligation under the Pledge Agreement or Supplemental Pledge Agreement or the Borrower shall fail to perform any of its obligations under the Pledge Agreement or Supplemental Pledge Agreement;

      (8) Any of the following events shall occur or exist with respect to the Borrower and any Commonly Controlled Entity under ERISA; any Reportable Event shall occur; complete or partial withdrawal from any Multiemployer Plan shall take place; any Prohibited Transaction shall occur; a notice of intent to terminate a Plan shall be filed, or a Plan shall be terminated; the PBGC shall institute a proceeding to terminate a Plan; and in each case above, such event or condition, together with all other events or conditions, if any, could subject the Borrower to any tax, penalty, or other liability which in the aggregate may exceed One Million Dollars ($1,000,000.00); or

      (9) If any federal, state or local agency asserts or creates a Lien upon any or all of the assets, equipment, property, leaseholds or other facilities of the Borrower by reason of the occurrence of a hazardous discharge or an environmental complaint; or if any federal, state or local agency files a claim against the Borrower and/or its assets, equipment, property, leaseholds or other facilities for damages or cleanup costs relating to a hazardous discharge or an environmental complaint; provided, however, that such claim shall not constitute a default of, within (5) Business Days of the occurrence giving rise to the claim, (a) the Borrower can prove to the Bank's reasonable satisfaction that the Borrower has commenced and is diligently pursuing either; (i) a cure or correction of the event which constitutes the basis for the claim, and continues diligently to pursue such cure or correction to completion or (ii) proceedings for an injunction, a restraining order or other appropriate emergent relief preventing such agency or agencies from asserting such claim, which relief is granted within ten (10) Business Days of the occurrence giving rise to the claim and the injunction, order or emergent relief is not thereafter resolved or reversed on appeal; and (b) in either of the foregoing events, the Borrower has posted a bond, letter of credit or other security satisfactory in form, substance and amount to both the Bank and the agency or entity asserting the claim to secure the proper and complete cure or correction of the event which constitutes the basis for the claim;

then, and in any such event, after providing written notice to the Borrower and a period of thirty (30) days have elapsed from the date of such notice with regards to Section 7.01 (2), (3) , (8) or (9) without a proper cure of such event to the Bank's reasonable satisfaction, the Bank may, (1) declare its obligation to make Loans to be terminated, whereupon the same shall forthwith terminate; and (2) declare the Note and/or Additional Note, all interest thereon, and all other amounts payable under this Agreement to be forthwith due and payable, whereupon the Note and/or Additional Note, all such interest, and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest, or further notice of any kind, all of which are hereby expressly waived by the Borrower.

      Upon the lapse of the cure period, if applicable, specified above or upon the occurrence and during the continuance of any Event of Default the Bank is hereby authorized at any time and from time to time, without notice to the Borrower (any such notice being expressly waived by the Borrower), to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Bank to or for the credit or the account of the Borrower against any and all of the obligations of the Borrower now or hereafter existing under this Agreement, the Note or the Additional Note or any other Loan Document, irrespective of whether or not the Bank shall have made any demand under this Agreement or the Note or Additional Note or such other Loan Document and although such obligations may be unmatured, the Bank agrees promptly to notify the Borrower after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application. The rights of the Bank under this
Section 7.01 are in addition to other rights and remedies (including, without limitation, other rights of setoff) which the Bank may have.

then, and in any such event, the Bank may, by notice to the Borrower, (1) declare its obligation to make Loans to be terminated, whereupon the same shall forthwith terminate; and (2) declare the Note and/or Additional Note, all interest thereon, and all other amounts payable under this Agreement to be forthwith due and payable, whereupon the Note and/or Additional Note, all such interest, and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest, or further notice of any kind, all of which are hereby expressly waived by the Borrower.

      Upon the occurrence and during the continuance of any Event of Default the Bank is hereby authorized at any time and from time to time, without notice to the Borrower (any such notice being expressly waived by the Borrower), to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Bank to or for the credit or the account of the Borrower against any and all of the obligations of the Borrower now or hereafter existing under this Agreement, the Note or Additional Note or any other Loan Document, irrespective of whether or not the Bank shall have made any demand under this Agreement, the Note or Additional Note or such other Loan Document and although such obligations may be unmatured, the Bank agrees promptly to notify the Borrower after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application. The rights of the Bank under this Section 7.01 are in addition to other rights and remedies (including, without limitation, other rights of setoff) which the Bank may have.


                                  Article VIII

                                  MISCELLANEOUS

      Section 8.01. Amendments, Etc. No amendment, modification, termination, or waiver of any provision of any Loan Document to which the Borrower is a party, nor consent to any departure by the Borrower from any Loan Document to which it is a party, shall in any event be effective unless the same shall be in writing and signed by the Bank, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

      Section 8.02. Notices, Etc. All notices and other communications provided for under this Agreement and under the other Loan Documents to which the Borrower is a party shall be in writing (including telegraphic, telex and facsimile transmissions) and mailed or transmitted or delivered, if to the Borrower, at its address at 2575 Augustine Drive, Santa Clara, CA 95054,
Attention: Mr. David Satterfield; and it to the Bank, at its address at 366 Madison Avenue, 3rd Floor, New York, NY 10017, Attention: Mr. Kenneth Foo; or, as to each party, at such other address as shall be designated by such party in a written notice to the other party complying as to delivery with the terms of this section 8.02. Except as is otherwise provided in this Agreement, all such notices and communications shall be effective when deposited in the mails or delivered to the telegraph company, or sent, answerback received, respectively, addressed as aforesaid, except that notices to the Bank pursuant to the provisions of Article II shall not be effective until received by the Bank.

      Section 8.03. No Waiver. No failure or delay on the part of the Bank in exercising any right, power, or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power, or remedy preclude any other or further exercise thereof or the exercise of any other right, power, or remedy hereunder. The rights and remedies provided herein are cumulative and are not exclusive of any other rights, powers, privileges, or remedies, now or hereafter existing, at law or in equity or otherwise.

      Section 8.04. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Borrower and the Bank and their respective successors and assigns, except that the Borrower may not assign or transfer any of its rights under any Loan Document to which the Borrower is a party without the prior written consent of the Bank.

      Section 8.05. Costs, Expenses, and Taxes. The Borrower agrees to pay on demand all reasonable costs and expenses incurred by the Bank in connection with the preparation, execution, delivery, filing, and administration of the Loan Documents, and of any amendment, modification, or supplement to the Loan Documents, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Bank, incurred in connection with advising the Bank as to its rights and responsibilities hereunder. The non-prevailing party agrees to pay all such reasonable costs and expenses, including court costs, incurred in connection with enforcement of the Loan Documents, or any amendment, modification, or supplement thereto, whether by negotiation, legal proceedings, or otherwise. In addition, the Borrower shall pay any and all stamp and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing, and recording of any of the Loan Documents and the other documents to be delivered under any such Loan Documents, and agrees to hold the Bank harmless from and against any and all reasonable liabilities with respect from any delay in paying or omission to pay such taxes and fees. This provision shall survive termination of this Agreement.

      Section 8.06. Integration. This Agreement and the Loan Documents contain the entire agreement between the parties relating to the subject matter hereof and supersede all oral statements and prior writings with respect thereto.

      Section 8.07. Indemnity. The Borrower hereby agrees to defend, indemnify, and hold the Bank harmless from and against any and all claims, damages, judgments, penalties, costs and expenses (including attorney fees and court costs now of hereafter arising from the aforesaid enforcement of this clause) arising directly or indirectly from the activities of the Borrower and its Subsidiaries, its predecessors in interest, or third parties with whom it has a contractual relationship, or arising directly or indirectly from the violation of any environmental protection, health, or safety law, whether such claims are asserted by any governmental agency or any other Person. This indemnity shall survive termination of this Agreement.
      Section 8.08. Governing Law. This Agreement, the Note and Additional Note shall be governed by, and construed in accordance with, the internal laws of the State of New York, without regard to the conflict of law rules.

      Section 8.09. Severability of Provisions. Any provision of any Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of such Loan Document or affecting the validity or enforceability of such provision in any other jurisdiction.

      Section 8.10. Headings. Article and Section headings in the Loan Documents are included in such Loan Documents for the convenience of reference only and shall not constitute a part of the applicable Loan Documents for any other purpose.

      Section 8.11. WAIVER OF JURY TRIAL. THE BORROWER HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR ARISING FROM OR RELATING TO ANY BANKING RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT, AND AGREE, TO THE EXTENT PERMITTED BY APPLICABLE LAW THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT; AND NOT BEFORE A JURY.

      Section 8.12. SUBMISSION TO JURISDICTION. (1) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK LOCATED IN NEW YORK, NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE BORROWER HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS WITH RESPECT TO ANY SUCH ACTION OR PROCEEDING. THE BORROWER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO IT AT ITS ADDRESS PROVIDED IN SECTION 8.02, SUCH SERVICE TO BECOME EFFECTIVE THIRTY (30) DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE BANK TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE BORROWER IN ANY OTHER JURISDICTION.

      (2) THE BORROWER HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (1) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

      Section 8.13 Counterparts. This Agreement may be signed in any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

      Section 8.14 Previous Agreement. This Agreement supersedes and replaces the Credit Agreement dated as of November 15, 2001 in all respects.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

Alliance Semiconductor Corporation

By:  /s/ N. Damodar Reddy
   -----------------------------------
Name:  N. Damodar Reddy
Title:  President and CEO

Alliance Semiconductor (S.A.) (Pty) Ltd

By:  /s/ N. Damodar Reddy
   -----------------------------------
Name:  N. Damodar Reddy
Title:  Director

Chinatrust Commercial Bank, Ltd., New York Branch

By:  /s/ John Teng
   -----------------------------------
Name:  John Teng
Title:  Executive Vice President and General Manager

                                    Exhibit A

                                      NOTE

$30,000,000.00                                         November 15, 2001

FOR VALUE RECEIVED, the undersigned, ALLIANCE SEMICONDUCTOR CORPORATION, a Delaware corporation, ALLIANCE SEMICONDUCTOR (S.A.) (PTY) LTD, a South African corporation (collectively the "Borrower") HEREBY PROMISE TO PAY to the order of CHINATRUST COMMERCIAL BANK, LTD., New York Branch (the "Bank") at its New York Office located at 366 Madison Avenue, 3rd Floor, New York, New York 10017 for the account of the Bank, in lawful money of the United States and in immediately available funds, the principal amount of Thirty Million Dollars ($30,000,000.00) or the aggregate unpaid principal amount of all Loans made to the Borrower by the Bank pursuant to the Credit Agreement and outstanding on the Termination Date, whichever is less, in full along with any interest and other moneys due under this Note, and to pay interest from the date of this Note, in like money, at said office for the account of the Bank, at the time and at a rate per annum as provided in the Credit Agreement. The Borrower hereby authorizes the Bank to endorse on the Schedule annexed to this Note or to keep separate records of all Loans made to the Borrower and all payments of principal amounts in respect of such Loans, which endorsements or records shall, in the absence of manifest error, be conclusive as to the outstanding principal amount of all Loans; provided, however, that the failure to make such notation with respect to any Loan or payment shall not limit or otherwise affect the obligations of the Borrower under the Credit Agreement or this Note.

This Note is the Note referred to in, and is entitled to the benefits of, the Credit Agreement, dated as of November 15, 2001, between the Borrower and the Bank (the "Credit Agreement"). Terms used herein which are defined in the Credit Agreement shall have their defined meanings when used herein. The Credit Agreement, among other things, contains provisions for acceleration of the maturity of this Note upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity of this Note upon the terms and conditions specified in the Credit Agreement. This Note is secured by a Pledge Agreement referred to in the Credit Agreement, reference to which is hereby made for a description of the collateral provided for under the Pledge Agreement and the rights of the Borrower and the Bank in respect to such collateral.

This Note shall be governed by, and construed in accordance with, the internal laws of the State of New York, without regard to the conflict of law rules.

Alliance Semiconductor Corporation

By:  /s/ N. Damodar Reddy
   -----------------------------------
Name:  N. Damodar Reddy
Title:  President and CEO

Alliance Semiconductor (S.A.) (Pty) Ltd

By:  /s/ N. Damodar Reddy
   -----------------------------------
Name:  N. Damodar Reddy
Title:  Director

                         SCHEDULE TO NOTE


---------------------------------------------------------------------
Date      Amount of Loan Amount of      Unpaid         Name of
                         Principal      Principal      Person
                         Prepaid        Balance        of Making
                                        Note           Notation
---------------------------------------------------------------------

---------------------------------------------------------------------

---------------------------------------------------------------------

---------------------------------------------------------------------

---------------------------------------------------------------------

---------------------------------------------------------------------

---------------------------------------------------------------------

---------------------------------------------------------------------

---------------------------------------------------------------------

---------------------------------------------------------------------

---------------------------------------------------------------------

---------------------------------------------------------------------

---------------------------------------------------------------------

---------------------------------------------------------------------

---------------------------------------------------------------------

---------------------------------------------------------------------

---------------------------------------------------------------------

---------------------------------------------------------------------

---------------------------------------------------------------------

---------------------------------------------------------------------

---------------------------------------------------------------------

---------------------------------------------------------------------

---------------------------------------------------------------------


                                    Exhibit B

                                 ADDITIONAL NOTE

$16,000,000.00                                          January 21, 2002

FOR VALUE RECEIVED, the undersigned, ALLIANCE SEMICONDUCTOR CORPORATION, a Delaware corporation, ALLIANCE SEMICONDUCTOR (S.A.) (PTY) LTD, a South African corporation (collectively the "Borrower") HEREBY PROMISE TO PAY to the order of CHINATRUST COMMERCIAL BANK, LTD., New York Branch (the "Bank") at its New York Office located at 366 Madison Avenue, 3rd Floor, New York, New York 10017 for the account of the Bank, in lawful money of the United States and in immediately available funds, the principal amount of Sixteen Million Dollars ($16,000,000.00) or the aggregate unpaid principal amount of the Third Loan Amount pursuant to the Credit Agreement and outstanding on the Termination Date, whichever is less, in full along with any interest and other moneys due under this Additional Note, and to pay interest from the date of this Additional Note, in like money, at said office for the account of the Bank, at the time and at a rate per annum as provided in the Credit Agreement. The Borrower hereby authorizes the Bank to endorse on the Schedule annexed to this Additional Note or to keep separate records of the Loan of the Third Loan Amount made to the Borrower and all payments of principal amounts in respect of such Loan, which endorsements or records shall, in the absence of manifest error, be conclusive as to the outstanding principal amount of such Loan; provided, however, that the failure to make such notation with respect to such Loan or payment shall not limit or otherwise affect the obligations of the Borrower under the Credit Agreement or this Additional Note.

This Additional Note is the Additional Note referred to in, and is entitled to the benefits of, the Amended and Restated Credit Agreement, dated as of January 21, 2002, between the Borrower and the Bank (the "Credit Agreement"). Terms used herein which are defined in the Credit Agreement shall have their defined meanings when used herein. The Credit Agreement, among other things, contains provisions for acceleration of the maturity of this Additional Note upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity of this Additional Note upon the terms and conditions specified in the Credit Agreement. This Additional Note is secured by the Pledge Agreement and Supplemental Pledge Agreement referred to in the Credit Agreement, reference to which is hereby made for a description of the collateral provided for under the Pledge Agreement and Supplemental Pledge Agreement and the rights of the Borrower and the Bank in respect to such collateral.

This Additional Note shall be governed by, and construed in accordance with, the internal laws of the State of New York, without regard to the conflict of law rules.

Alliance Semiconductor Corporation

By:  /s/ N. Damodar Reddy
   -----------------------------------
Name:  N. Damodar Reddy
Title:  President and CEO

Alliance Semiconductor (S.A.) (Pty) Ltd

By:  /s/ N. Damodar Reddy
   -----------------------------------
Name:  N. Damodar Reddy
Title:  Director

                         SCHEDULE TO NOTE


---------------------------------------------------------------------
Date      Amount of Loan Amount of      Unpaid         Name of
                         Principal      Principal      Person
                         Prepaid        Balance        of Making
                                        Note           Notation
---------------------------------------------------------------------

---------------------------------------------------------------------

---------------------------------------------------------------------

---------------------------------------------------------------------

---------------------------------------------------------------------

---------------------------------------------------------------------

---------------------------------------------------------------------

---------------------------------------------------------------------

---------------------------------------------------------------------

---------------------------------------------------------------------

---------------------------------------------------------------------

---------------------------------------------------------------------

---------------------------------------------------------------------

---------------------------------------------------------------------

---------------------------------------------------------------------

---------------------------------------------------------------------

---------------------------------------------------------------------

---------------------------------------------------------------------

---------------------------------------------------------------------

---------------------------------------------------------------------

---------------------------------------------------------------------

---------------------------------------------------------------------

---------------------------------------------------------------------
